EXHIBIT (99)(a)

The Central Jersey Financial Corporation Stock Option Agreement, dated as of May 23, 1996 and by and between Central Jersey, as Issuer, and Summit Bancorp., as Grantee, is incorporated by reference from Exhibit 10(b) to the Schedule 13D, as filed by Summit on June 3, 1996.